Exhibit 99.2

YAHOO FINANCE TRANSCRIPT:

Brian Sozzi:

“Visual effects and animation company DNEG is going public in a SPAC transaction that values the business as $1.7 billion. DNEG is seen as a leader in the space, having long time relationships with large content producers such as Disney and Netflix. Worth noting here, unlike most SPACs, DNEG is profitable and has been profitable for some time. Namit Malhotra is the chairman and CEO of DNEG and joins us now. Namit, congratulations on the deal! Look, I think a lot of folks are very familiar with your work but don't realize you are the company helping to bring a lot of this content to life. what are some of the projects you're working on right now?

Namit Malhotra:

Thanks for having me. It’s a pleasure to be here talking to you and showcasing the company on its next phase. We, obviously, help make projects, and recently on projects like Matrix, James Bond and Dune and what is coming up in the next little bit are projects like Shazam 2 for Warner Brothers and New Line. We're working on a bunch of TV shows like "Stranger Things," a bunch of animation projects as well. There is Garfield which we are producing. There's a massive spectrum of projects that we are currently working across all our different offices.

Brian Sozzi:

For those on the platform amid sizing up your company and soon your stock what are some of the biggest drivers? Is one of them streaming and do you plan in gaming yet?

Namit Malhotra:

So, we are, you know, using a lot of gaming technology in our current workflows. That's where we believe the next phase of the business is heading toward. The convergence of gaming and what we do. So, when we work on a project like Uncharted, which is a rendition of a video game into a movie, we believe that happens because of our quality profile technology. We can produce assets of very high quality and transport on the gaming world, which is where I think the gaming industry is going to go. So that's something that is going to happen imminently and very organically. That being said it's not industrial massively, and especially through the pandemic on the back of the streaming universe of content which is only growing at faster and faster clip. It creates a lot of opportunities for companies like us to be able to bring out the tier one profile of high-quality imagery and storytelling capabilities to this massive gap that’s been created because of each streamer and content player wanting to own and operate on their own library.

Julie Hyman:

Namit, it’s Julie here. One of the challenges that poses, as well, is getting good people, right? And competing with gaming with the other visual effects houses to get good people, as well. And I noted in your investor presentation that one of the reasons you're going public is to offer stock options to folks of a public company. Talk about the competition for talent and what it's like now versus a year ago, five years ago, for example.

Namit Malhotra:

Sure. There’s always been at the very high end of any businesses there’s always going to be a berth of enough talent out there. All I can show from the history of our evolution, when we acquired Double Negative in 2014, we had about 700 or 800 people. We have about 7,000 globally now. We had about 8,000 people before the pandemic. So, we've actually shown we can actually globalize and operationalize different sites and access to talent therefore it becomes easier because of the way our platform is designed. Our tech tools are designed where we can train and bring people on to their best capability much much faster than let’s say most of our competitors can. So that's a big differentiator. And the other is having a deep historic bench, you know, of massive talent pool in India, where you know there is no shortage of people. What they need is a lot of training and support and that's what the company is working on over the last 15 years of my journey has been about building and scaling that part of the world to be able to deliver high quality product for whatever we do. So, we are, you know, as part of the journey we're on, it’s just that today our ability to scale is a little bit more, let's say it's stable. We don't worry about what happens in Europe years from now. We have future visibility. We have better articles, and a much stronger demand curve. And we can be investing in training and new technologies whilst opening new offices that make access to that talent much more conformable or easier. And that sort of gives us a unique position to any of our competitors, who fortunately or unfortunately don’t have that sorted. Because our genesis is a function of east meets west. You know I came from setting up a very successful capability in India and acquired companies in the west. So, we kind of brought the two worlds together in our journey, and that takes a lot of work and a lot of effort in aligning culture, behavior and training and we've sort of established in the last many years in building this company.

Brian Sozzi:

Speaking of journeys, talk to us about your journey. Am I correct you started this company at 18 years old out of your grandfather's basement?

Namit Malhotra:

Yes, so I started in Mumbai that’s absolutely right in 1995. In a car garage that my grandfather had bought, and my father and we lived in the same house in the apartment in Mumbai. It still exists, by the way, and at some point, we will publish pictures and talk about that. But that is where I started when I was 18 and with an apple computer and a bunch of guys who taught me computer graphics in a six-week course. I hired them as my key partner and we set ourselves up and that is the self-journey we have had.

Brian Sozzi:

Oh well very interesting story here. Congratulations on the upcoming debut. Namit Malhotra, Chairman and CEO of DNEG, Good to see you.

Namit Malhotra:

Thank you. thanks.

Additional Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transaction for Sports Ventures Acquisition Corp. to acquire Prime Focus World NV. In connection with this proposed transaction, Sports Ventures Acquisition Corp. will file relevant materials with the SEC, including a proxy statement on Schedule 14A. This communication does not contain all the information that should be considered concerning the proposed transaction. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed transaction. STOCKHOLDERS OF SPORTS VENTURES ACQUISITION CORP. ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Sports Ventures Acquisition Corp. stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Sports Ventures Acquisition Corp. Such documents are not currently available.

Participants in Solicitation

Sports Ventures Acquisition Corp., Prime Focus World NV and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Sports Ventures Acquisition Corp. Class A Ordinary shares in respect of the proposed transaction. Information about the directors and executive officers of Sports Ventures Acquisition Corp. and their ownership of Class A Ordinary shares are set forth in its Annual Reports on Form 10-K, which was filed with the SEC on March 30, 2021, and its Reports on Form 8-K, which were filed with the SEC on April 6, 2021 and January 12, 2022, as modified or supplemented by any Form 3 or Form 4 since the date of that filing. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Prime Focus World NV and its directors, executive officers and employees may also be deemed to be participants in the solicitation of proxies from the holders of Sports Ventures Acquisition Corp. Class A Ordinary shares in respect of the proposed transaction. A list of the names of such directors, executive officers and employees and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Sports Ventures Acquisition Corp.’s or Prime Focus World NV’s financial position, expected operating performance, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction, are forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of Prime Focus World NV, Sports Ventures Acquisition Corp. and their respective business, operations, financial condition and the industries in which they operate, the risk that the proposed transaction between Prime Focus World NV, and Sports Ventures Acquisition Corp. may not be consummated, and the factors described in the Sports Ventures Acquisition Corp.’s filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Prime Focus World NV and Sports Ventures Acquisition Corp. each disclaim any obligation to update any forward-looking statements contained herein.

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